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                                                                    EXHIBIT 10.3


                                SECOND AMENDMENT
                        TO RECEIVABLES PURCHASE AGREEMENT


         THIS SECOND AMENDMENT (this "SECOND AMENDMENT"), made as of August 7, 1998, to Receivables Purchase Agreement, dated as of June 30, 1997, as amended, by and among THE LEARNING COMPANY FUNDING, INC., a Delaware corporation (the "SELLER"), LEXINGTON PARKER CAPITAL COMPANY, LLC, a Delaware limited liability company, as purchaser (the "PURCHASER"), FLEET NATIONAL BANK, a national banking association, as the agent (the "AGENT"), TLC MULTIMEDIA INC., a Minnesota corporation, as servicer ("TLC MULTIMEDIA" or "SERVICER"), and THE LEARNING COMPANY, INC., a Delaware corporation ("TLC").


                                   WITNESSETH:


         WHEREAS, the Seller, the Purchaser, the Agent, the Servicer and TLC are parties to a certain Receivables Purchase Agreement, dated as of June 30, 1997, as amended (the "RECEIVABLES PURCHASE AGREEMENT"); and

         WHEREAS, the parties hereto wish to amend the Receivables Purchase Agreement pursuant to Section 9.2(b) thereof.

         NOW THEREFORE, in consideration of the mutual promises and agreements herein, the parties hereto agree as follows:

         1. The definitions of "LIQUIDITY AGREEMENT" and "PURCHASE LIMIT" in Exhibit I to the Receivables Purchase Agreement are amended and restated in their entireties to read, respectively, as follows:

                  "'LIQUIDITY AGREEMENT' means the Amended and Restated Liquidity Agreement dated as of August 7, 1998, as amended and in effect from time to time, among Purchaser, the Liquidity Banks and Fleet as agent."

                  "'PURCHASE LIMIT' means $100,000,000."

         2. Except as specifically amended by this Second Amendment, the Receivables Purchase Agreement is hereby ratified, confirmed and approved. The Receivables Purchase Agreement, as supplemented and amended by this Second Amendment, shall be construed as one and the same instrument. This Second Amendment may be executed in any number of counterparts, each of which counterpart, when so executed, shall be deemed to be an original and such counterparts shall constitute one and the same instrument.




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         3.       This Second Amendment shall be governed by and construed in accordance with the laws of The Commonwealth of Massachusetts and the obligations, rights and remedies of the parties hereunder shall be determined in accordance with such laws.





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         IN WITNESS WHEREOF, the parties hereto have caused this Second
Amendment to Receivables Purchase Agreement to be executed and delivered as an instrument under seal by their duly authorized officers as of the date first above written.


                                   SELLER:

                                   THE LEARNING COMPANY
                                   FUNDING, INC.


                                   By: /s/ R. Scott Murray
                                       ------------------------------------
                                       Name: R. Scott Murray
                                       Title: Chief Financial Officer




                                   PURCHASER:

                                   LEXINGTON PARKER CAPITAL
                                   COMPANY, LLC


                                   By:
                                       ------------------------------------
                                       Name:
                                       Title:




                                   AGENT:

                                   FLEET NATIONAL BANK


                                   By:
                                       ------------------------------------
                                       Name:
                                       Title:



                                   SERVICER:

                                   TLC MULTIMEDIA INC.


                                   By: /s/ R. Scott Murray
                                       ------------------------------------
                                       Name: R. Scott Murray
                                       Title: Chief Financial Officer



                                   THE LEARNING COMPANY, INC.


                                   By: /s/ R. Scott Murray
                                       ------------------------------------
                                       Name: R. Scott Murray
                                       Title: Chief Financial Officer





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         IN WITNESS WHEREOF, the parties hereto have caused this Second
Amendment to Receivables Purchase Agreement to be executed and delivered as an instrument under seal by their duly authorized officers as of the date first above written.


                                   SELLER:

                                   THE LEARNING COMPANY
                                   FUNDING, INC.


                                   By:
                                       ------------------------------------
                                       Name:
                                       Title:




                                   PURCHASER:

                                   LEXINGTON PARKER CAPITAL
                                   COMPANY, LLC


                                   By: /s/ Thomas J. Irvin
                                       ------------------------------------
                                       Name: Thomas J. Irvin
                                       Title: Manager




                                   AGENT:

                                   FLEET NATIONAL BANK


                                   By:
                                       ------------------------------------
                                       Name:
                                       Title:



                                   SERVICER:

                                   TLC MULTIMEDIA INC.


                                   By:
                                       ------------------------------------
                                       Name:
                                       Title:



                                   THE LEARNING COMPANY, INC.


                                   By:
                                       ------------------------------------
                                       Name:
                                       Title:





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         IN WITNESS WHEREOF, the parties hereto have caused this Second
Amendment to Receivables Purchase Agreement to be executed and delivered as an instrument under seal by their duly authorized officers as of the date first above written.


                                   SELLER:

                                   THE LEARNING COMPANY
                                   FUNDING, INC.


                                   By:
                                       ------------------------------------
                                       Name:
                                       Title:




                                   PURCHASER:

                                   LEXINGTON PARKER CAPITAL
                                   COMPANY, LLC


                                   By:
                                       ------------------------------------
                                       Name:
                                       Title:




                                   AGENT:

                                   FLEET NATIONAL BANK


                                   By: /s/ Daniel G. Head, Jr.
                                       ------------------------------------
                                       Name: Daniel G. Head, Jr.
                                       Title: Senior Vice President



                                   SERVICER:

                                   TLC MULTIMEDIA INC.


                                   By:
                                       ------------------------------------
                                       Name:
                                       Title:



                                   THE LEARNING COMPANY, INC.


                                   By:
                                       ------------------------------------
                                       Name:
                                       Title:





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